PRIVATE PLACEMENT CONVERTIBLE NOTES	9 Months Ended
Sep. 30, 2015
Convertible Debt Private Placement [Abstract]
Convertible Debt Private Placement
NOTE 10 – PRIVATE PLACEMENT CONVERTIBLE NOTES

On July 14, 2015, July 23, 2015 and August 10, 2015 we closed a private placement, in which we issued $1,795,000, in the aggregate, of convertible promissory notes and warrants to purchase its common stock. The associated warrants are exercisable into an aggregate of 236,000 shares of the Company’s common stock, and are exercisable until 5 years from issuance. The exercise price of these warrants is $7.50 per share.   In connection with the private placement we also issued to the placement agent a warrant to purchase an aggregate of 28,320 shares of common stock on terms substantially similar to the warrants issued to the investors in the private placement.